UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2015
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report on Form 8-K is being filed by Energy Transfer Partners, L.P. ("ETP") to provide investors with unaudited pro forma condensed consolidated financial information in connection with ETP's proposed merger with Regency Energy Partners LP (“Regency”). Regency will merge with a wholly-owned subsidiary of ETP, with Regency continuing as the surviving entity and becoming a wholly-owned subsidiary of ETP (the “Regency Merger”).

Exhibit 99.1 to this Current Report on Form 8-K presents the following unaudited pro forma condensed consolidated financial information of ETP and its subsidiaries, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2014;

•	Unaudited pro forma condensed consolidated statement of continuing operations for the year ended December 31, 2014;

•	Unaudited pro forma condensed consolidated statement of continuing operations for the year ended December 31, 2013;

•	Unaudited pro forma condensed consolidated statement of continuing operations for the year ended December 31, 2012; and

•	Notes to unaudited pro forma condensed consolidated financial statements.
The historical financial statements of Regency and Midcontinent Express Pipeline LLC for the years ended December 31, 2014, 2013 and 2012 are incorporated into exhibits 99.2 and 99.3, respectively.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP
23.2	Consent of PricewaterhouseCoopers LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2
Regency Energy Partners LP Consolidated Financial Statements for the years ended December 31, 2014, 2013 and 2012 (incorporated by reference to Exhibit 99.1 of Panhandle Eastern Pipe Line Company, LP Form 10-K, File No. 1-02921 filed February 27, 2015.)

99.3
Midcontinent Express Pipeline LLC Financial Statements as of December 31, 2014 and 2013 and for the years December 31, 2014, 2013 and 2012 (incorporated by reference to Exhibit 99.3 of Regency Energy Partners LP Form 10-K, File No. 1-35262 filed February 27, 2015.)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.
	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.,
its general partner

Date: March 2, 2015	/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP
23.2	Consent of PricewaterhouseCoopers LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2
Regency Energy Partners LP Consolidated Financial Statements for the years ended December 31, 2014, 2013 and 2012 (incorporated by reference to Exhibit 99.1 of Panhandle Eastern Pipe Line Company, LP Form 10-K, File No. 1-02921 filed February 27, 2015.)

99.3
Midcontinent Express Pipeline LLC Financial Statements as of December 31, 2014 and 2013 and for the years December 31, 2014, 2013 and 2012 (incorporated by reference to Exhibit 99.3 of Regency Energy Partners LP Form 10-K, File No. 1-35262 filed February 27, 2015.)